EXHIBIT 99.2

Q4FY2019 Investor Conference Call Shawn O’Connor, CEO John Kneisel, CFO November 13, 2019 (NASDAQ:SLP)

2 With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . Safe Harbor Statement

Highlights • Strong revenue growth for the quarter and full year – 15% growth for the full year at high end of historical 10 - 15% range and comparable to 10% organic growth last year – 20% growth for the quarter reflects goal of moving to 15 - 20% consistent range • Software business steady consistent growth – Q4 growth at 21% made up for Q3 shortfall – Full year growth at 11% consistent with prior years • Consulting business revenue growth strong – 21 % yr / yr growth in consulting capacity – 19% revenue growth for quarter; 19% revenue growth for full year – Key new service business closures in each division • Key initiatives – Progress in each area – Increased investment in sales and marketing resources – Increased consulting service resources to support demand - driven growth – Increased international opportunities • 4 th quarter performance and results for the full year reflect strong market demand and the impact of key initiatives to accelerate beyond historical revenue growth rates profitably 3

Steady and Consistent Revenue Growth 4 Organic Revenue Growth accelerating to new 15 - 20% range $13.8 $14.9 $16.9 $18.5 $6.1 $9.2 $12.8 $15.5 $19.9 $24.1 $29.7 $34.0 2016 2017 2018 2019 12 Months Revenue $ in millions Software Consulting Key Highlights • Q4 FY2019 Financial Highlights – Revenue up 20% for the quarter; 15% for full year – Gross profit 71.5% Q4FY19 vs 68.3% Q4FY18 – Net income before taxes 24.8% Q4FY19 vs 27.5% Q4FY18 – EPS $0.1 1 Q4FY19 vs $0.08 Q4FY18 – Cash generated from operations during the quarter of ~$4.1M with cash on hand at end of quarter of $11.4M • Operational Highlights – Software revenue: 48% of total revenue, 11% yr / yr growth – Service revenue: 52% of total revenue, 19% yr / yr growth – 111 Employees (including 76 with advanced degrees) up 18% yr / yr (76% of that growth is billable consulting staff) $2.6 $2.9 $3.4 $3.8 $1.4 $3.3 $3.4 $4.2 $4.0 $6.2 $6.8 $8.0 16.4 17.4 18.4 19.4 Fourth Quarter Revenue $ in millions

Simulations Plus Division (Lancaster) 5 The genesis of the company… providing software, training and consulting services $13.6 $14.5 $15.7 $17.3 $0.9 $1.1 $1.8 $2.3 $14.5 $15.6 $17.5 $19.6 2016 2017 2018 2019 12 Months Revenue $ in millions Software Consulting Simulations Plus represented 52% of total revenue and 61% of EBITDA for Q4 FY2019 Simulations Plus represented 58% of total revenue and 71% of EBITDA for FY2019 Key Highlights • Q4 FY2019 Financial Highlights – Software revenue up 22% for the quarter; 10% for full year – Consulting revenue up 55% for the quarter; 24% for full year – Q4 Revenue breakdown: 61% Renewal; 22% New Licenses; 17% consulting – Renewal rates: 86% (accounts) and 94% (fees) – License Units (241) up 14% yr / yr – 20 new commercial companies and 13 non - profit groups – Projects with 27 companies and 5 funded collaborations • Operational Highlights – New funded collaboration with clinical stage biotech partner to develop an intra - articular delivery model in GastroPlus – New funded collaboration agreement with a large pharmaceutical company to develop The Virtual Bioequivalence Trial Simulator Module for GastroPlus $2.5 $2.6 $2.9 $3.5 $0.2 $0.3 $0.4 $0.7 $2.7 $2.9 $3.3 $4.2 16.4 17.4 18.4 19.4 Fourth Quarter Revenue $ in millions

Key Highlights • Q4 FY2019 Financial Highlights – Revenue up 14% for the quarter and 19% for the year – 11 new projects initiated during quarter – 32 proposals outstanding with 23 companies at the start of 1QFY20 • Operational Highlights – Announced the promotion of Cognigen Founder to President of the division – Increased our number of consultants in EU to 3 – 50 total projects in the fiscal year, across 27 companies – Exit the year with approximately $6M in project backlog Cognigen Division (Buffalo) 6 A leading provider of population modeling and simulation services for the pharma and biotech industries $0.2 $0.2 $0.2 $0.2 $5.4 $7.1 $7.7 $9.1 $5.6 $7.3 $7.9 $9.3 2016 2017 2018 2019 12 Months Revenue $ in millions Software Consulting Cognigen represented 30% of total revenue and 18% of EBITDA for Q4 FY2019 Cognigen represented 27% of total revenue and 14% of EBITDA for FY2019 $0.07 $0.07 $0.08 $0.04 $1.2 $2.0 $2.1 $2.4 $1.3 $2.1 $2.2 $2.4 16.4 17.4 18.4 19.4 Fourth Quarter Revenue $ in millions

DILIsym Division (RTP)

A leading provider of software products and services in QST and QSP



Fourth Quarter Revenue
$ in millions
$1.3
$1.4
$0.9
$1.1
$0.4
$0.3
18.4
19.4



12 Months Revenue
$ in millions
$4.3
$5.1
$3.3
$4.1
$1.0
$1.0
2018
2019
Software
Consulting

Key Highlights

- **Q4 FY2019 Financial Highlights**
  - Revenue up 13% for the quarter and 19% for the year
  - Revenue breakdown: 57% DILIsym software and projects; 12% IPFsym software; 15% NAFLDsym software and projects; 11% RENAsym grant; 5% Other
  - 7 active consortium DILIsym contracts
  - 15 active DILIsym projects; 2 NAFLDsym projects in process
- **Operational Highlights**
  - Released NAFLDsym version 2A, a NAFLD/NASH disease modeling platform for licensing and consulting use
  - New funded collaboration agreement with a large pharmaceutical company for the development of a QSP platform for acute radiation syndrome

DILIsym represented 18% of total revenue and 22% of EBITDA for Q4 FY2019
DILIsym represented 15% of total revenue and 15% of EBITDA for FY2019

7

SimulationsPlus SCIENCE + SOFTWARE = SUCCESS

Financial Results

9 Income Statement: 4QFY19 Versus 4QFY18 (in millions) Lancaster Buffalo North Carolina FY19 FY18 Diff % chg Net sales $ 4.2 $ 2.4 $ 1.4 $ 8.0 $ 6.7 $ 1.3 20.0% Gross profit $ 3.4 $ 1.3 $ 1.1 $ 5.7 $ 4.6 $ 1.2 25.6% Gross profit margin 80.8% 53.1% 75.3% 71.5% 68.3% 3.2% 4.6% SG&A $ 1.9 $ 0.9 $ 0.4 $ 3.2 $ 2.2 $ 0.9 42. 6 % R&D $ 0.4 $ 0.0 $ 0.2 0.6 $ 0.4 0.2 38.0% Total operating expenses $ 2.2 $ 0.9 $ 0.6 3.7 $ 2.7 1.1 41.8 % Income from operations $ 1.2 $ 0.4 $ 0.4 2.0 $ 1.9 0.1 2.7% Other income (expense) $ 0.0 $ 0.0 $ 0.0 0.0 $ (0.1) 0.1 - 163.2% Income before income taxes $ 1.2 $ 0.4 $ 0.4 2.0 $ 1.8 0.2 7.9% Net income $ 1.3 $ 0.4 $ 0.3 $ 2.1 $ 1.3 $ 0.8 53.9% Diluted earnings per share (in dollars) $ 0.11 $ 0.08 $ 0.03 49.4% EBITDA $ 1.7 $ 0.5 $ 0.6 $ 2.7 $ 2.6 $ 0.1 2.9%

10 Income Statement: FY19 Versus FY18 (in millions) Lancaster Buffalo North Carolina FY19 FY18 Diff % chg Net sales $ 19.6 $ 9.3 $ 5.1 $ 34.0 $ 29.7 $ 4.3 14.5% Gross profit 16.3 5.0 3.7 24.9 21.7 3.3 15.1% Gross profit margin 83.3% 53.2% 72.7% 73.4% 73.1% 0.3% 0.5% SG&A $ 6.8 $ 3.4 $ 1.6 $ 11.8 9.6 $ 2.2 23.1% R&D 1.7 0.1 0.7 2.5 1.8 0.7 39.6% Total operating expenses 8.5 3.5 2.3 14.3 11.4 2.9 25.7% Income from operations 7.8 1.5 1.4 10.7 10.3 0.4 3.4% Other income (expense) (0.1) 0.0 0.0 (0.1) (0.2) 0.1 - 42.1% Income before income taxes 7.7 1.5 1.4 10.6 10.1 0.5 4.1% Net income $ 6.3 $ 1.3 $ 1.1 $ 8.6 $ 8.9 $ (0.3) - 3.9% Diluted earnings per share (in dollars) $ 0.48 $ 0.50 $ (0.02) - 5.0 % EBITDA $ 9.6 $ 1.8 $ 2.0 $ 13.4 $ 13.0 $ 0.4 3.1%

11 Consolidated Revenues: Fiscal Quarter ( in millions) $4.0 $4.6 $5.9 $3.7 $4.8 $5.2 $6.0 $4.0 $5.4 $5.7 $6.8 $6.3 $7.1 $7.4 $8.6 $6.7 $7.5 $8.5 $9.9 $8.0 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

12 Consolidated Income from Operations: Fiscal Quarter (in millions) $0.7 $1.5 $2.9 $0.8 $1.7 $1.7 $2.8 $1.0 $1.9 $1.8 $3.1 $1.4 $2.6 $2.4 $3.4 $1.9 $2.0 $2.7 $3.9 $2.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

$0.5 $1.0 $1.9 $0.5 $1.1 $1.2 $1.9 $0.8 $1.4 $1.2 $2.1 $1.2 $1.7 $3.5 $2.4 $1.3 $1.5 $2.1 $2.9 $2.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019 $2.0 13 Note: 2Q18 $1.5M tax benefit of deferred tax adjustment Consolidated Net Income: Fiscal Quarter (in millions)

14 Consolidated Diluted Earnings Per Share: Fiscal Quarter $0.03 $0.06 $0.11 $0.03 $0.06 $0.07 $0.11 $0.05 $0.08 $0.07 $0.12 $0.06 $0.10 $0.19 $0.13 $0.07 $0.09 $0.12 $0.16 $0.11 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 Q1 Q2 Q3 Q4 FY15 FY16 FY17 FY18 FY19 $0.11 Note: 2Q18 $0.08 tax benefit of deferred tax adjustment

15 Consolidated EBITDA: Fiscal Quarter (in millions) $1.2 $2.0 $3.3 $1.2 $2.2 $2.2 $3.3 $1.5 $2.5 $2.3 $3.6 $2.0 $3.2 $3.1 $4.1 $2.6 $2.8 $3.4 $4.6 $2.7 $0 $1 $2 $3 $4 $5 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

Revenue by Region – YTD 2019 Europe 18 % North America 64 % Asia 18 % South America <1% Japan = 55% India = 17% China = 17% Other = 11% 16 A global and diversified base of revenue

17 Cash Position Remains Excellent (in millions) Over $30 million cash paid out over last five FYs $0.8 $0.8 $0.8 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $1.0 $1.0 $1.0 $1.1 $1.1 $1.1 $1.1 $1.1 $2.1 $0.8 $0.7 $0.8 $1.0 $5.0 $1.6 $1.0 $1.7 $5.8 $6.1 $6.4 $8.6 $7.2 $7.1 $8.8 $8.0 $8.8 $7.4 $8.2 $6.2 $7.0 $7.5 $7.2 $9.4 $9.4 $9.9 $10.3 $11.4 $12.6 Dividend Paid Acquisitions Cash on Hand Cash paid for DILIsym Earnout in 19.1 ($1.6) in Dec 2018 ($1.0M) * Chart covers period starting September 2014 . Cash paid for DILIsym earnout ($1.7M) Cash paid for Cognigen Final cash paid for Cognigen Cash paid for DILIsym Cash paid to TSRL Cash paid to TSRL Final cash paid to TSRL

18 Selected Consolidated Balance Sheet Items (in millions, except where indicated) August 31, 2019 August 31, 2018 Cash and cash equivalents $ 11.4* $ 9.4* Cash per share ( in Dollars ) $ 0.65 $ 0.54 Total current assets 21.2 17.8 Total assets 45.2 43.3 Total current liabilities 4.8 4.8 Total liabilities 7.5 11.4 Current ratio 4.42x 3.69x Shareholders’ equity 37.7 31.9 Total liabilities and shareholders’ equity 45.2 43.3 Shareholders’ equity per diluted share ( in Dollars ) $2.1 $1.79 * Cash as of November 11, 2019 ~$12.6 million.

1 No assurances can be made as the BOD makes its decision on a quarterly basis based on current financial condition and strateg ic plans Products & Services Software Portfolio • Modeling & simulation platform for drug R&D • Predictive software for >140 properties of chemical formulations • Analytical software for certain biological or disease states • Cloud - based web app for drug development lifecycle management Consulting Services • Provide multi - disciplinary modeling and simulation support Operating Divisions • Simulations Plus, Inc. • Cognigen • DILIsym Consistent Financial Results • > 10 years of consistent revenue growth • > 10 years of profitability • Cash generated from operations during FY2019 of $11.6 Million with cash on hand of $12.6 Million at 11/11/2019 • Dividend payout ratio of 49% 1. • Quarterly dividend of $0.06 per share 1 Customers and Market Pharmaceutical and biotech companies ranging from the largest in the world to a number of medium - sized and smaller companies in the U.S., Europe and Japan Corporate Information • The company was founded in 1996 and now has 111 employees* worldwide. • Primary offices located in Lancaster, CA; Buffalo, NY; and Raleigh, NC. * As of 8/31/2019 Simulations Plus Our mission is to improve the productivity of science - based research & development enterprises by delivering innovative modeling and simulation software and insightful consulting services 19

20 Thank you! https://www.linkedin.com/company/simulations - plus https://www.linkedin.com/company/cognigen https://www.linkedin.com/company/dilisym